NUVEEN Investments

Closed-End Exchange-Traded Funds

Nuveen Senior Income Fund

High current income from a portfolio of senior, secured corporate loans


NSL
July 31, 2001
annual Report

Invest well.

Look ahead.

LEAVE YOUR MARK.

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

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

Photo: Timothy R. Schwertfeger
Chairman of the Board


Sidebar text: A diversified portfolio can leave you well positioned to reduce overall investment volatility.

Dear Shareholder

The awful events of September 11, 2001, have touched all of us, and our hearts and thoughts go out to those directly affected by the terrible tragedies in New York, Washington and Pennsylvania.

In the aftermath of these horrible acts, the financial markets have reacted with volatility and uncertainty as investors attempt to understand what has happened and how it might affect the future. The prices of many investments have moved sharply in recent days, and shares of your Fund have followed this general trend.

It is too early to tell what the long-term impact will be on the markets or your Fund, but one thing that is increasingly clear to us is that a diversified portfolio can leave you well positioned to reduce overall investment volatility.

For example, during the period covered by this report, your Fund continued to meet its primary objective of providing an attractive monthly income from a portfolio of carefully researched senior loans. Detailed information on your Fund can be found in the Manager's Perspective and Performance Overview sections later in this report. I urge you to take the time to read them.

In addition to providing you with steady income, your Nuveen Fund also features several characteristics that can help make it an essential part of your overall investment strategy. These include constant surveillance and judicious trading by Nuveen's portfolio management team, with every action designed to supplement income, improve Fund structure, better adapt to current market conditions or increase diversification. In turbulent times like these, prudent investors understand the importance of diversification, balance, and risk management, all attributes your Nuveen Fund can bring to your portfolio.

For more than 100 years, Nuveen has specialized in offering quality investments to those seeking to accumulate and preserve wealth to estab lish a lasting legacy. Our mission continues to be to provide assistance to you and your financial advisor by offering investment services and products that can help you leave your mark. We thank you for continuing to choose Nuveen Investments as your partner as you work toward that goal.



Sincerely,


/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

September 24, 2001

Nuveen Senior Income Fund (NSL)

Manager's Perspective


Jeffrey Maillet, manager of the Fund during the period covered by this report, discusses economic conditions, the market environment, key investment strategies and the performance of NSL. After completion of the Fund's reporting period, Jeff announced his intention to leave Nuveen, and he is now working with Company officials to ensure an orderly and efficient man agement transition. We expect this process to be completed by November 1, 2001, and we look forward to introducing the new manager in the next shareholder report.


Q.  WHAT WAS THE GENERAL MARKET ENVIRONMENT OVER THE PAST TWELVE MONTHS?

A. First, let's take a look at the Fund's reporting period, which covers the twelve months ending July 31, 2001. At the beginning of the reporting period, the Fed had just completed the last of six short-term interest rate hikes that ended with the federal funds rate at 6.50%, and though the economy was beginning to show signs of slowing, fundamentals appeared strong. In the months that followed, our key concern became rising petroleum prices, which we believed could have greater negative impact on the economy overall than tightened money supply. As we entered 2001, declines in corporate spending and faltering financial markets clearly pointed to a weakening economy, making the specter of rising energy costs all the more worrisome.

As an economic downturn became more apparent, the Fed reversed course and began reducing interest rates aggressively. So far in 2001, they have reduced rates on six separate occasions bringing the federal funds rate to 3.50% from 6.50% at the start of the period. (On September 17 the Fed lowered rates again, bringing the fed funds rate to 3.00%.) As of yet, interest rate reductions have not provided a substantial boost to the economy and slowing economic growth has reduced the underlying credit quality of some borrow ers within the senior loan market. Reduced availability of capital caused by the turbulence in the financial markets has forced some companies to suspend or discontinue at least a portion of operations and raised the possi bility that others would be unable to avoid a negative credit event. As a result, corporate defaults in the high yield market have escalated to 7.25% through the first half of the year compared to 4.50% at the beginning of 2001 according to Credit Suisse First Boston. The slowing economy and rising defaults have made for a relatively difficult period for the senior loan markets.

It is too early to know how the market or the economy ultimately will react to the tragic events of September 11. In the first several trading days after the attacks, we witnessed increased price volatility, with prices and NAVs generally trending lower. The economic forecasts remain uncertain, but we believe the country will rebound and that many sectors now under pressure may be strong performers in the future.


Q. HOW DID THE FUND PERFORM ON A TOTAL RETURN BASIS DURING THE YEAR ENDED JULY 31, 2001, AND WHAT FACTORS INFLUENCED ITS RETURNS?

A. As of July 31, 2001, NSL offered a very attractive dividend yield. This strong dividend yield was complemented by a strong stock price, enabling NSL to outperform the other closed-end senior loan funds on a total return basis over the twelve months ended July 31 when computed on stock price. As shown in the chart below, the fund outperformed its peer group average total returns for the one-year and since inception periods based upon stock price.



Cumulative Total Returns1
On Market Price
--------------------------------------------------------
                                1-Year  Since Inception2
--------------------------------------------------------
Nuveen Senior Income Fund       15.35%            19.07%

Lipper Loan Participation
Funds Category average3          7.06%            11.43%
--------------------------------------------------------

These returns outpaced major stock indices during the one-year period, including the NASDAQ, which plummeted - 46.05 percent, and the S&P 500, down -14.33 percent. The difficulties experienced in so many financial markets during the period illustrate why we believe a diversified asset allocation plan that includes investments like the Nuveen Senior Income Fund may help to reduce an investor's overall risk.

While the Fund's dividend remained attractive over the period, declining interest rates did put pressure of the Fund's earnings, leading to three dividend reductions since the begin ning of 2001. Due to the short average days-to-reset for the coupons of the loans held with the Fund, falling interest rates typically have negatively impacted the distribution rate for the Fund. However, the securities held within the Fund's portfolio typically yielded a premium of approximately 250 to 450 basis points over short-term interest rates. We believe the dividend paid by the Fund should remain relatively attractive in comparison to other short-term alternatives, which also tend to decline in a falling interest rate environment.

Increased uncertainty created by the rise in the number of defaults within the marketplace has placed some negative pressure on the Fund's net asset value. The Fund started the period with a net asset value of $9.47 on July 31, 2000, and finished the period at $8.13 as of July 31, 2001. This decline in NAV may be attributed to escalating default rates in the senior loan arena, which have created a significant amount of downward pressure on the market in general.

Q. WHAT DIFFERENTIATES YOUR FUND FROM THE OTHER EXCHANGE-TRADED CLOSED-END SENIOR LOAN FUNDS IN THE MARKET?

A. NSL maintains a very competitive leverage structure. NSL employs a two-tier leverage approach consisting of both commercial paper and taxable auction rate preferred shares. The Fund issues commercial paper directly to the market along with auction rate preferred shares. The innovative structure allows the Fund to employee a slightly higher degree of leverage than a simple credit facility or commercial paper alone and is currently a much less expensive alternative. This typically translates into a higher earning potential for the Fund.



1 Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost.

2    NSL commenced operations on October 29, 1999.

3 The Lipper Loan Participation Funds category consists of 43 Funds. Both NSL and Lipper returns assume reinvestment of dividends.

In addition, the fee structure also helps to differentiate the Fund from the other closed-end senior loan funds available in the market. Under the structure, Nuveen reimburses 45 bp of the Fund's 85 bp management fee for the first five years of the Fund's operation. After which, the expense reimbursement will be gradually phased out for the following five years. This is designed to increase the opportunity for more income to shareholders in the early years of the Fund's operations. The lower overall fees, especially when compared to the peer group of funds, provides a slight advantage over the other Funds in the marketplace.

Q. HOW DO YOU VIEW THE CURRENT DEFAULT RISK WITHIN THE SENIOR LOAN MARKET? WHAT SECTORS DO YOU FEEL ARE SUSCEPTIBLE TO HIGH DEFAULT RATES?

A. With expected lower economic growth in the U.S. economy, the potential for defaults in the Senior Loan Market has escalated. As mentioned earlier, average default rates have increased significantly from the historical aver ages over the last 18 to 24 months. However, the fact that the Fund invests primarily in senior secured loans, a particular default does not necessarily indicate a devastating event for the shareholder. The loans are typically collateralized and the senior loan holders maintain a priority status in the restructuring and workout of a defaulted creditor. This can lead to substantially higher recovery rates on defaulted assets in comparison to many other types of corporate debt instruments.

Areas that are currently facing increased levels of risk would be the Competitive Local Exchange Carriers (CLECs) in the telecom sector. Several companies have lost vender provided financing to build their networks. We feel the spill over effect of a tough capital market environment has compounded these problems. However, these factors should be resolved over time. In addition to the CLECs, steel and auto parts manufacturers have come under pressure recently with the slowing economy.

Q. WHAT IS YOUR OUTLOOK FOR THE SENIOR LOAN MARKET AND PLANS FOR THE NUVEEN SENIOR INCOME FUND?

A. In the wake of September 11, we will continue to evaluate various sectors and credits in an attempt to identify opportu nities that may arise out of the uncertainty. The supply of attractive new senior loan assets may experi ence a slight fall off. However, we feel many existing loans now offer a substantial amount of value given current trading levels. Our efforts will focus on taking advantage of opportuni ties in the strongest sectors of the senior loan market while being mindful of the current uncertainty within the market overall.

Nuveen Senior Income Fund

Performance
  Overview As of July 31, 2001

NSL

PORTFOLIO STATISTICS
==================================================
Share Price                                  $9.96
--------------------------------------------------
Net Asset Value                              $8.13
--------------------------------------------------
Fund Net Assets ($000)                    $287,641
--------------------------------------------------


                                        % OF TOTAL
TOP 5 ISSUERS                          INVESTMENTS
==================================================
NRT, Inc.                                     2.8%
--------------------------------------------------
The Fairchild Corporation                     2.7%
--------------------------------------------------
Wyndham International, Inc.                   2.6%
--------------------------------------------------
Centennial Cellular Operating Company, LLC    2.5%
--------------------------------------------------
Dominos Pizza, Inc.                           2.5%
--------------------------------------------------


                                        % OF TOTAL
TOP 5 INDUSTRIES                        INVESTMENT
==================================================
Beverage, Food & Tobacco                      9.2%
--------------------------------------------------
Diversified Manufacturing                     6.1%
--------------------------------------------------
Containers, Packaging & Glass                 5.5%
--------------------------------------------------
Hotels, Motels, Inns & Gaming                 5.2%
--------------------------------------------------
Insurance                                     4.9%
--------------------------------------------------


ANNUALIZED TOTAL RETURN
INCEPTION DATE 10/29/99
==================================================
                                MARKET         NAV
--------------------------------------------------
1 Year                          15.35%      -3.30%
--------------------------------------------------
Inception                       10.44%       1.53%
--------------------------------------------------


Bar Chart:
2000-2001 Monthly Dividends Per Share1
Aug 2000                                0.088
Sep 2000                                 0.09
Oct 2000                                 0.09
Nov 2000                                 0.09
Dec 2000                                 0.09
Jan 2001                                 0.09
Feb 2001                                 0.09
Mar 2001                                0.087
Apr 2001                                0.087
May 2001                                0.083
Jun 2001                                0.079
Jul 2001                                0.079



Line Chart:
Share Price Performance
Weekly Closing Price
8/01/00                 9.94
                        9.75
                        9.88
                        9.81
                        9.94
                        10
                        9.88
                        9.94
                        9.88
                        10
                        9.94
                        9.81
                        9.88
                        10
                        9.94
                        10
                        10
                        10.06
                        10.19
                        10.25
                        10.13
                        10.19
                        10.25
                        10.06
                        10
                        10
                        10.08
                        10.06
                        10.16
                        10.16
                        10.2
                        10.15
                        10.14
                        10.02
                        10.04
                        9.18
                        9.2
                        9.45
                        9.79
                        9.75
                        9.9
                        9.93
                        9.95
                        10.05
                        10.12
                        10.05
                        10.08
                        9.68
                        9.83
                        9.9
                        9.9
7/31/01                 9.99


Past performance is not predictive of future results.

1 The December 2000 bar includes a short-term capital gains distribution of $0.0168 per share.

Report of
   Independent Auditors



THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
NUVEEN SENIOR INCOME FUND:


We have audited the accompanying statement of assets and liabilities of Nuveen Senior Income Fund (the "Fund"), including the portfolio of investments, as of July 31, 2001, and the related statement of operations, and cash flows for the year then ended, and the changes in net assets, and financial highlights for the year then ended and for the period October 29, 1999 (commencement of investment of operations) to July 31, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of July 31, 2001, by correspondence with the custodian and selling or agent banks. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Nuveen Senior Income Fund as of July 31, 2001, the results of its operations, and cash flows for the year then ended, and changes in net assets, and the financial highlights for the year then ended and for the period from October 29, 1999 (commencement of investment operations) to July 31, 2000, in conformity with accounting principles generally accepted in the United States of America.


/s/ KPMG LLP

Chicago, Illinois
September 18, 2001

                            Nuveen Senior Income Fund (NSL)

                            Portfolio of
                                       Investments July 31, 2001


                                                                                       RATINGS*
                                                                                 --------------------
   PRINCIPAL                                                                                                STATED            MARKET
 AMOUNT (000)   DESCRIPTION                                                      MOODY'S          S&P     MATURITY**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                VARIABLE RATE SENIOR LOAN INTERESTS(1) AND INTEREST
                BEARING SECURITIES - 133.6%


                AEROSPACE/DEFENSE - 6.1% (4.5% OF TOTAL ASSETS)

 $     4,987    DeCrane Aircraft Holdings, Inc., Term Loan D                          B2           B+     12/17/06     $   4,968,657
      11,036    The Fairchild Corporation, Term Loan B                               Ba3          BB-     04/03/06        10,690,901
       2,000    Vought Aircraft Industries, Inc., Term Loan A                         NR           NR     06/30/06         1,987,500
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          17,647,058
------------------------------------------------------------------------------------------------------------------------------------


                AUTOMOTIVE - 5.5% (4.0% OF TOTAL ASSETS)

       1,327    Federal-Mogul Corporation, Term Loan A                              Caa1         CCC+     02/24/04           888,776
       3,561    Federal-Mogul Corporation, Term Loan B                              Caa1         CCC+     02/24/05         2,232,795
       3,996    Metaldyne Corporation/Metalyc Company, LLC, Term Loan B              Ba3          BB-     11/28/08         3,687,975
       9,439    MetalForming Technologies, Inc., Term Loan B                          NR           NR     06/30/06         8,022,877
       1,549    Tenneco Auto, Inc.                                                    B2           B+     09/30/05         1,076,282
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          15,908,705
------------------------------------------------------------------------------------------------------------------------------------


                BEVERAGE, FOOD & TOBACCO - 12.6% (9.1% OF TOTAL ASSETS)

       1,800    Cott Corporation, Purchase Money Term Loan                            NR           NR     12/31/06         1,814,625
         200    Cott Corporation, Working Capital Loan                                NR           NR     12/31/06           201,625
       9,278    Dr. Pepper/Seven Up Bottling Group, Inc., Term Loan B                 NR           NR     10/07/07         9,264,613
       6,125    Eagle Family Foods, Inc., Term Loan                                   B1            B     12/31/05         5,543,125
       4,000    Flowers Foods, Inc., Term Loan B                                     Ba2         BBB-     03/26/07         4,036,000
       2,000    Interstate Bakeries Corporation, Term Loan B                         Ba1         BBB-     07/19/07         2,013,750
       3,539    Merisant Company, Term Loan B                                        Ba3          BB-     03/30/07         3,544,646
       5,500    Pinnacle Foods Corporation, Term Loan                                Ba3          BB-     05/22/08         5,486,250
       4,000    SC International Services, Inc., SCIS Loans                         Baa1           NR     03/01/07         4,000,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          35,904,634
------------------------------------------------------------------------------------------------------------------------------------


                BROADCASTING/CABLE - 2.9% (2.1% OF TOTAL ASSETS)

       3,000    CC VIII Operating, LLC, Term Loan B                                  Ba3          BB+     02/02/08         3,003,188
       2,000    Century Cable Holdings, LLC, Term Loan B                             Ba3           BB     12/31/09         2,002,875
       3,333    Charter Communications Operating, LLC, Incremental Term Loan         Ba3          BB+     08/18/08         3,314,121
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           8,320,184
------------------------------------------------------------------------------------------------------------------------------------


                BROADCASTING/RADIO - 1.6% (1.2% OF TOTAL ASSETS)

       4,667    Citadel Broadcasting Company, Term Loan B                             NR           NR     06/26/09         4,679,793
------------------------------------------------------------------------------------------------------------------------------------


                BUILDINGS & REAL ESTATE - 5.8% (4.2% OF TOTAL ASSETS)

      10,900    NRT, Inc., Term Loan                                                 Ba3           NR     07/31/04        10,745,533
       3,000    Washington Group International, Bond (a)(b)                            C            D     07/01/10           345,000
       7,960    Washington Group International, Term Loan B (b)                     Caa3           NR     07/07/07         5,479,135
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          16,569,668
------------------------------------------------------------------------------------------------------------------------------------


                CARGO TRANSPORTATION - 3.1% (2.3% OF TOTAL ASSETS)

       8,865    North American Van Lines, Term Loan B                                 B1           B+     11/18/07         8,000,663
         865    RailAmerica, Inc., Term Loan B                                       Ba3          BB-     12/31/06           868,981
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           8,869,644
------------------------------------------------------------------------------------------------------------------------------------


                CHEMICALS, PLASTICS & RUBBER - 1.6% (1.2% OF TOTAL ASSETS)

       4,630    Resolution Performance Products, LLC, Term Loan B                    Ba3          BB-     11/14/08         4,653,509
------------------------------------------------------------------------------------------------------------------------------------


                CONSTRUCTION MATERIALS - 0.7% (0.5% OF TOTAL ASSETS)

      25,667    California Pollution Control Financing Authority, CanFibre of
                Riverside Project, Bonds (a)(b)(c)                                    NR           NR     07/01/14         2,043,067
       7,000    CanFibre of Lackawana, LLC, Construction Loan (a)(b)(c)               NR           NR     12/01/13                --
------------------------------------------------------------------------------------------------------------------------------------


                            Nuveen Senior Income Fund (NSL) (continued)

                                    Portfolio of Investments July 31, 2001


                                                                                       RATINGS*
                                                                                 --------------------
   PRINCIPAL                                                                                                STATED            MARKET
 AMOUNT (000)   DESCRIPTION                                                      MOODY'S          S&P     MATURITY**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSTRUCTION MATERIALS (continued)

$      1,200    CanFibre of Lackawana, LLC, Letter of Credit (a)(b)(c)                NR           NR     12/01/13     $          --
      10,000    CanFibre of Riverside, Inc., Letter of Credit (a)(b)(c)               NR           NR     07/01/09                --
         533    CanFibre of Riverside, Inc., Working Capital Loan (a)(b)(c)           NR           NR     12/31/01                --
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           2,043,067
------------------------------------------------------------------------------------------------------------------------------------


                CONTAINERS, PACKAGING & GLASS - 7.5% (5.5% OF TOTAL ASSETS)

       2,598    Graham Packaging Company, Term Loan B                                 B2            B     01/31/06         2,475,241
       2,153    Graham Packaging Company, Term Loan C                                 B2            B     01/31/07         2,053,306
       3,874    Greif Bros. Corporation, Term Loan B                                 Ba3           BB     02/28/08         3,893,074
       2,816    Stone Container Corporation, Term Loan C                             Ba3           B+     10/01/03         2,830,077
       2,593    Stone Container Corporation, Term Loan D                             Ba3           B+     10/01/03         2,606,014
       3,960    Tekni-Plex, Inc., Term Loan B                                         B1           B+     06/21/08         3,818,100
       3,989    United States Can Company, Term Loan B                                B1          BB-     10/04/08         3,956,471
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          21,632,283
------------------------------------------------------------------------------------------------------------------------------------


                DIVERSIFIED MANUFACTURING - 8.3% (6.0% OF TOTAL ASSETS)

       3,773    Actuant Corp., Term Loan B                                            B1          BB-     07/30/08         3,767,301
       5,418    Blount, Inc., Term Loan B                                             B1            B     06/30/06         4,923,475
       4,447    Dayco Products, LLC, Term Loan B                                     Ba3          BB-     05/31/07         4,353,320
       2,978    GenTek, Inc., Term Loan C                                            Ba3           BB     10/31/07         2,690,916
                UCAR Finance, Inc., Term Loan B                                      Ba3           NR     12/31/07         4,466,985
       5,476    Western Industries Holding, Inc., Term Loan B                         NR           NR     06/23/06         3,559,140
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          23,761,137
------------------------------------------------------------------------------------------------------------------------------------


                ECOLOGICAL - 2.4% (1.8% OF TOTAL ASSETS)

       2,758    Allied Waste North America, Term Loan B                              Ba3           BB     07/21/06         2,747,104
       3,310    Allied Waste North America, Term Loan C                              Ba3           BB     07/21/07         3,296,524
         900    Stericycle, Inc., Term Loan B                                         B1          BB-     11/10/06           905,813
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           6,949,441
------------------------------------------------------------------------------------------------------------------------------------


                ELECTRONICS/ELECTRONIC SERVICES - 1.4% (1.0% OF TOTAL ASSETS)

       3,980    Seagate Technology Holdings, Inc., Term Loan B                        NR          BB+     11/22/06         3,941,941
------------------------------------------------------------------------------------------------------------------------------------


                FARMING & AGRICULTURAL - 3.1% (2.2% OF TOTAL ASSETS)

       3,996    The Scotts Company, Term Loan B                                      Ba3           BB     12/31/07         4,026,495
       4,821    Shemin Holdings Corporation, Term Loan B                              NR           NR     01/28/07         4,773,214
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           8,799,709
------------------------------------------------------------------------------------------------------------------------------------


                FINANCE & BANKING - 2.6% (1.9% OF TOTAL ASSETS)

       8,000    The Finova Group, Inc., Revolver 2003 (a)(b)                          NR           NR     05/16/03         7,426,666
------------------------------------------------------------------------------------------------------------------------------------
                GROCERY - 1.7% (1.3% OF TOTAL ASSETS)

       4,983    Pathmark Stores, Inc., Term Loan B                                    NR           NR     07/15/07         5,005,758
------------------------------------------------------------------------------------------------------------------------------------


                HEALTHCARE - 2.3% (1.7% OF TOTAL ASSETS)

       1,714    Community Health Systems, Inc., Term Loan B                           NR           NR     12/31/03         1,727,054
       1,714    Community Health Systems, Inc., Term Loan C                           NR           NR     12/31/04         1,727,277
       1,264    Community Health Systems, Inc., Term Loan D                           NR           NR     12/31/05         1,278,619
       2,000    Triad Hospitals, Inc., Term Loan B                                   Ba3           B+     09/30/08         2,022,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           6,754,950
------------------------------------------------------------------------------------------------------------------------------------


                HEALTHCARE & BEAUTY AIDS - 1.8% (1.3% OF TOTAL ASSETS)

       4,988    Advance PCS, Term Loan B                                             Ba3           BB     10/02/07         5,037,375
------------------------------------------------------------------------------------------------------------------------------------


                HOTELS, MOTELS, INNS & GAMING - 7.0% (5.1% OF TOTAL ASSETS)

       4,000    Alliance Gaming Corporation, LLC, Term Loan                           B1           B+     12/31/06         4,012,500
       3,077    Isle of Capri Casinos, Inc., Term Loan B                             Ba2          BB-     03/02/06         3,077,617
       2,692    Isle of Capri Casinos, Inc., Term Loan C                             Ba2          BB-     03/02/07         2,692,915
       2,940    Wyndham International, Inc., Increasing Rate Loan                     NR           NR     06/30/04         2,904,170
       7,563    Wyndham International, Inc., Term Loan B                              NR           NR     06/30/06         7,420,178
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          20,107,380
------------------------------------------------------------------------------------------------------------------------------------


                                                                                       RATINGS*
                                                                                 --------------------
   PRINCIPAL                                                                                                STATED            MARKET
 AMOUNT (000)   DESCRIPTION                                                      MOODY'S          S&P     MATURITY**           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                INSURANCE - 6.7% (4.9% OF TOTAL ASSETS)

$     10,000    Conseco, Inc., Term Loan                                              NR           NR     12/31/03     $   9,374,167
       4,925    GAB Robbins North America, Inc., Term Loan B                          NR           NR     12/01/05         4,801,875
       5,000    Tack Holdings Corp., Term Loan B                                      NR           NR     03/31/07         5,015,625
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          19,191,667
------------------------------------------------------------------------------------------------------------------------------------


                LEISURE & ENTERTAINMENT - 6.4% (4.7% OF TOTAL ASSETS)

       3,920    Bally Total Fitness Holding Corporation, Term Loan                    B1           B+     11/10/04         3,939,600
       3,405    Fitness Holdings Worldwide, Inc., Term Loan B                         NR            B     11/02/06         3,217,954
       6,475    Fitness Holdings Worldwide, Inc., Term Loan C                         NR            B     11/02/07         6,118,646
       5,000    Six Flags Theme Parks, Inc., Term Loan B                             Ba2          BB-     09/30/05         5,055,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          18,331,200
------------------------------------------------------------------------------------------------------------------------------------


                NON-DURABLE CONSUMER PRODUCTS - 4.6% (3.4% OF TOTAL ASSETS)

       4,473    Hartz Mountain Corporation, Term Loan                                 B1          BB-     12/31/07         4,495,201
       5,138    Norwood Promotional Products, Inc., Term Loan B                       NR           NR     05/31/06         4,623,869
       4,595    Norwood Promotional Products, Inc., Term Loan C                       NR           NR     11/30/06         4,135,210
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          13,254,280
------------------------------------------------------------------------------------------------------------------------------------


                PERSONAL & MISCELLANEOUS SERVICES - 1.4% (1.0% OF TOTAL ASSETS)

       4,069    Weight Watchers International, Inc., Transferable Loan
                Certificate Facility                                                 Ba2           B+     09/30/06         4,106,677
------------------------------------------------------------------------------------------------------------------------------------


                PRINTING & PUBLISHING - 4.5% (3.3% OF TOTAL ASSETS)

       6,983    American Media Operations, Inc., Term Loan B-1                       Ba3           B+     04/01/07         7,032,687
       5,000    PRIMEDIA, Inc., Term Loan B                                           NR          BB-     06/30/09         4,961,875
       1,000    Transwestern Publishing Company, LLC, Term Loan B                    Ba3           B+     06/27/08         1,009,583
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          13,004,145
------------------------------------------------------------------------------------------------------------------------------------


                RESTAURANTS & FOOD SERVICE - 3.3% (2.4% OF TOTAL ASSETS)

       4,752    Dominos Pizza, Inc., Term Loan B                                      B1           B+     12/21/06         4,791,443
       4,765    Dominos Pizza, Inc., Term Loan C                                      B1           B+     12/21/07         4,804,395
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           9,595,838
------------------------------------------------------------------------------------------------------------------------------------


                RETAIL/CATALOG - 1.6% (1.1% OF TOTAL ASSETS)

       4,659    Micro Warehouse, Inc., Term Loan B                                    B1          BB-     01/31/07         4,524,770
------------------------------------------------------------------------------------------------------------------------------------


                RETAIL/SPECIALTY - 1.4% (1.0% OF TOTAL ASSETS)

       4,000    Rite Aid Corporation, Term Loan                                       B1          BB-     06/27/05         4,002,833
------------------------------------------------------------------------------------------------------------------------------------


                RETAIL/STORES - 4.1% (3.0% OF TOTAL ASSETS)

       2,840    HMV Media Group PLC, Term Loan C                                      B2           B+     03/28/06         2,659,328
       1,958    HMV Media Group PLC, Term Loan D                                      B2           B+     08/28/06         1,832,780
       3,027    Rent-A-Center, Term Loan D                                           Ba2          BB-     12/31/07         3,035,796
       2,182    SDM Corporation, Term Loan C                                         Ba3           BB     02/04/08         2,190,244
       2,182    SDM Corporation, Term Loan E                                         Ba3           BB     02/04/09         2,190,244
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          11,908,392
------------------------------------------------------------------------------------------------------------------------------------


                TELECOMMUNICATIONS/CELLULAR/PCS - 5.1% (3.7% OF TOTAL ASSETS)

         484    Airgate PCS, Inc., Tranche 1 Loan                                     NR           NR     06/06/07           480,086
       1,863    Airgate PCS, Inc., Tranche 2 Loan                                     NR           NR     09/30/08         1,825,570
       1,263    American Cellular Corporation, Term Loan B                           Ba3          BB-     03/31/08         1,246,100
       1,443    American Cellular Corporation, Term Loan C                           Ba3          BB-     03/31/09         1,424,114
      10,000    Centennial Cellular Operating Company, LLC, Term Loan A               B1           B+     11/30/06         9,790,178
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          14,766,048
------------------------------------------------------------------------------------------------------------------------------------


                            Nuveen Senior Income Fund (NSL) (continued)

                                    Portfolio of Investments July 31, 2001


                                                                                       RATINGS*
                                                                                 --------------------
   PRINCIPAL                                                                                                STATED            MARKET
 AMOUNT (000)   DESCRIPTION                                                      MOODY'S          S&P     MATURITY**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TELECOMMUNICATIONS/COMPETITIVE LOCAL EXCHANGE CARRIER
                (CLEC) - 1.9% (1.4% OF TOTAL ASSETS)

$      5,000    RCN Corporation, Term Loan B                                          B2           B+     06/03/07     $   3,777,083
       5,000    Teligent, Inc., Delayed Term Loan (a)(b)                            Caa2            D     06/30/06           911,112
       5,000    WCI Capital Corporation, Term Loan B (a)(b)                           NR            D     09/30/07           901,785
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           5,589,980
------------------------------------------------------------------------------------------------------------------------------------


                TELECOMMUNICATIONS/HYBRID - 1.7% (1.2% OF TOTAL ASSETS)

       5,000    Nextel Partners Operating Company, Term Loan B                        B1           B-     01/29/08         4,887,500
------------------------------------------------------------------------------------------------------------------------------------


                TELECOMMUNICATIONS/SATELLITE - 1.6% (1.2% OF TOTAL ASSETS)

       4,991    Satelites Mexicanos, SA DE CV, Loan                                   B1           B+     06/30/04         4,672,824
------------------------------------------------------------------------------------------------------------------------------------

                TELECOMMUNICATIONS/WIRELESS MESSAGING - 0.8% (0.5% OF TOTAL ASSETS)

       7,231    Arch Wireless Holding, Inc., Term Loan C                              NR           CC     06/30/06         2,162,189
------------------------------------------------------------------------------------------------------------------------------------


                TEXTILES & LEATHER - 3.2% (2.4% OF TOTAL ASSETS)

       9,725    Norcross Safety Products, LLC, Term Loan                              NR           NR     09/30/04         9,336,000
------------------------------------------------------------------------------------------------------------------------------------


                TRANSPORTATION/RAIL MANUFACTURING - 1.4% (1.0% OF TOTAL ASSETS)

       3,980    Kansas City Southern Railway Company, Term Loan B                    Ba1          BB+     12/29/06         4,013,995
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 5.9% (4.3% OF TOTAL ASSETS)

       7,000    AES EDC Funding II, LLC, Term Loan                                    NR           NR     10/06/03         6,969,920
       2,008    AES Texas Funding III, LLC, Term Loan                                 NR           NR     03/31/02         2,005,810
       3,950    TNP Enterprises, Inc., Term Loan                                     Ba2          BB+     03/30/06         3,967,280
       3,960    Western Resources, Inc., Term Loan B                                  NR           NR     03/17/03         3,972,870
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          16,915,880
                --------------------------------------------------------------------------------------------------------------------
                Total Variable Rate Senior Loan Interests and Interest Bearing Securities (cost $409,358,677)            384,277,120
                --------------------------------------------------------------------------------------------------------------------
                EQUITIES - 0.0%

                CanFibre of Lackawana LLC, Income Participation Certificates, 13 units (a)(b)(c)                                  --
                CanFibre of Riverside, Inc., Income Participation Certificates, 17 units (a)(b)(c)                                --
------------------------------------------------------------------------------------------------------------------------------------

                Total Equities (cost $0)                                                                                          --
                --------------------------------------------------------------------------------------------------------------------

                SHORT-TERM INVESTMENTS - 2.1%

                COMMERCIAL PAPER:

       2,146    Earthgrains Co., yielding 4.00%                                       P2           A2     08/01/01         2,146,000
       4,000    Illinois Power, yielding 3.95%                                        P2           A2     08/01/01         4,000,000
------------------------------------------------------------------------------------------------------------------------------------
                Total Short-Term Investments (cost $6,146,000)                                                             6,146,000
                --------------------------------------------------------------------------------------------------------------------
                Total Investments (cost $415,504,677) - 135.7%                                                           390,423,120
                --------------------------------------------------------------------------------------------------------------------
                Borrowings Payable - (35.8)%+                                                                          (103,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 0.1%                                                                         218,306
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $ 287,641,426
                ====================================================================================================================

                    NR   Not rated.

                     *   Bank loans rated below Baa by Moody's Investor Service,
                         Inc. or BBB by Standard & Poor's Group are considered to be below investment grade. Ratings are not covered by the Report of Independent Auditors.

                    ** Senior Loans in the Fund's portfolio generally are subject to mandatory and/or optional prepayment.
                         Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments of Senior Loans in the Fund's portfolio may occur. As a result, the actual remaining maturity of Senior Loans held in the Fund's portfolio may be substantially less than the stated maturities shown. The Fund estimates that the actual average maturity of the Senior Loans held in its portfolio will be approximately 18-24 months.

                    (1) Senior Loans in which the Fund invests generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium.
                         These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate ("LIBOR"), (ii) the prime rate offered by one or more major United
                         States banks, and (iii) the certificate of deposit rate. Senior loans are generally considered to be restricted in that the Fund ordinarily is contractually obligated to receive approval from the Agent Bank and/or borrower prior to the disposition of a Senior
                         Loan.

                    (a) At or subsequent to July 31, 2001, this issue was non-incoming producing.

                    (b) At or subsequent to July 31, 2001, this issue was under the protection of the federal bankruptcy court.

                    (c) Each of these positions have a zero cost basis and were acquired as part of a workout program.

                     + Borrowings payable as a percentage of total gross assets is 26.1%.

                                 See accompanying notes to financial statements.

Statement of
           Net Assets July 31, 2001

--------------------------------------------------------------------------------
ASSETS
Investments, at market value (cost $415,504,677)                    $390,423,120
Cash                                                                      11,352
Interest receivable                                                    3,381,269
Other assets                                                              72,832
--------------------------------------------------------------------------------
      Total assets                                                   393,888,573
--------------------------------------------------------------------------------
LIABILITIES
Borrowings payable                                                   103,000,000
Management fees                                                          132,226
Taxable Auctioned Preferred Share dividends payable                       23,624
Common Share dividends payable                                         2,346,674
Other liabilities                                                        744,623
--------------------------------------------------------------------------------
      Total liabilities                                              106,247,147
--------------------------------------------------------------------------------
Net assets                                                          $287,641,426
================================================================================
Taxable Auctioned Preferred Shares, at liquidation value            $ 46,000,000
================================================================================
Taxable Auctioned Preferred Shares outstanding                             1,840
================================================================================
Common Shares outstanding                                             29,709,065
================================================================================
Net asset value per Common Share outstanding (net assets
   less Preferred Shares at liquidation value, divided by
   Common Shares outstanding)                                       $       8.13
================================================================================


                                 See accompanying notes to financial statements.

Statement of
      Operations Year Ended July 31, 2001

--------------------------------------------------------------------------------
INVESTMENT INCOME
Interest                                                            $ 41,399,916
Fees                                                                     369,549
--------------------------------------------------------------------------------
Total investment income                                               41,769,465
--------------------------------------------------------------------------------

EXPENSES
Management fees                                                       3,431,264
Taxable Auctioned Preferred Shares - auction fees                       115,001
Taxable Auctioned Preferred Shares - dividend disbursing
  agent fees                                                             10,001
Shareholders' servicing agent fees and expenses                         161,586
Interest expense                                                      5,701,723
Custodian's fees and expenses                                           380,909
Trustees' fees and expenses                                              41,421
Professional fees                                                       349,052
Shareholders' reports - printing and mailing expenses                   106,067
Stock exchange listing fees                                              43,798
Investor relations expense                                               75,955
Other expenses                                                          813,189
--------------------------------------------------------------------------------
Total expenses                                                       11,229,966
  Expense waivers from the Adviser                                   (1,817,626)
--------------------------------------------------------------------------------
Net expenses                                                          9,412,340
--------------------------------------------------------------------------------
Net investment income                                                32,357,125
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized gain (loss) from investment transactions               (17,495,522)
Change in net unrealized appreciation (depreciation)
  of investments                                                    (20,933,991)
--------------------------------------------------------------------------------
Net gain (loss) from investments                                    (38,429,513)
--------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations              $ (6,072,388)
================================================================================

                                 See accompanying notes to financial statements.

Statement of
    Changes in Net Assets

                                                                                                                10/29/99
                                                                                                           (COMMENCEMENT
                                                                                             YEAR ENDED    OF OPERATIONS)
                                                                                                7/31/01  THROUGH 7/31/00
------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                                                      $ 32,357,125     $ 22,048,293
Net realized gain (loss) from investment transactions                                       (17,495,522)         511,950
Change in net unrealized appreciation (depreciation) of investments                         (20,933,991)      (4,147,566)
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                                        (6,072,388)      18,412,677
------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
From undistributed net investment income:
   Common Shareholders                                                                      (30,435,376)     (19,441,723)
   Taxable Auctioned Preferred Shareholders                                                  (2,582,741)        (506,360)
From accumulated net realized gains from investment transactions:
   Common shareholders                                                                         (497,923)              --
   Taxable Auctioned Preferred Shareholders                                                     (14,027)              --
------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                                   (33,530,067)     (19,948,083)
------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common Shares:
   Net proceeds from sale of shares                                                                  --      282,383,896
   Net proceeds from shares issued to shareholders due to reinvestment of distributions         765,230          166,495
Taxable Auctioned Preferred Shares:
   Net proceeds from sale of shares                                                                  --       45,363,582
------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from capital share transactions                                      765,230      327,913,973
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                                       (38,837,225)     326,378,567
Net assets at the beginning of period                                                       326,478,651          100,084
------------------------------------------------------------------------------------------------------------------------
Net assets at the end of period                                                            $287,641,426     $326,478,651
========================================================================================================================
Balance of undistributed net investment income at the end of period                        $  1,596,263     $  2,174,476
========================================================================================================================

                                 See accompanying notes to financial statements.

Statement of
      Cash Flows Year Ended July 31, 2001


--------------------------------------------------------------------------------
CHANGE IN NET ASSETS FROM OPERATIONS                               $ (6,072,388)
--------------------------------------------------------------------------------
Adjustments to Reconcile the Change in Net Assets
from Operations to Net Cash provided by Operating Activities:
   Decrease in investments at value                                  40,897,745
   Decrease in interest receivable                                      503,535
   Decrease in other assets                                             320,748
   Decrease in management fees                                          (13,815)
   Decrease in other liabilities                                       (606,672)
--------------------------------------------------------------------------------
   Net cash provided by operating activities                         35,029,153
--------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
Change in bank borrowings                                            (2,000,000)
Cash distributions paid to Common Shareholders                      (30,428,661)
Cash distributions paid to Taxable Auctioned
   Preferred Shareholders                                            (2,605,759)
--------------------------------------------------------------------------------
   Net cash used for financing activities                           (35,034,420)
--------------------------------------------------------------------------------
NET DECREASE IN CASH                                                     (5,267)
Cash at the beginning of year                                            16,619
--------------------------------------------------------------------------------
CASH AT THE END OF YEAR                                             $    11,352
--------------------------------------------------------------------------------

                                 See accompanying notes to financial statements.

Notes to
      Financial Statements

1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES
Nuveen Senior Income Fund (the "Fund") is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund is listed on the New York Stock Exchange and trades under the ticker symbol "NSL". The Fund was organized as a Massachusetts business trust on August 13, 1999. Prior to commencement of operations on October 29, 1999, the Fund had no operations other than those related to organizational matters and the initial capital contribution of $100,084 by Nuveen Senior Loan Asset Management Inc. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company.

The Fund seeks to provide a high level of current income, consistent with preservation of capital by investing primarily in senior secured loans whose interest rates float or adjust periodically based on a benchmark interest rate index. The Fund seeks to increase the income available for distribution to Common Shareholders by utilizing financial leverage.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States.


Investment Valuation
The prices of senior loans and bonds in the Fund's investment portfolio are provided by independent pricing services approved by the Fund's Board of Trustees. The pricing service providers typically value senior loans and bonds at the mean of the highest bona fide bid and lowest bona fide ask prices when current quotations are readily available. Senior loans and bonds for which current quotations are not readily available are valued at fair value using a wide range of market data and other information and analysis, including credit characteristics considered relevant by such pricing service providers to determine valuations. The Board of Trustees of the Fund has approved procedures which permit the Adviser to override the price provided by the independent pricing service. There were no senior loan price overrides during the fiscal year ended July 31, 2001; however, the Adviser did override one bond price during the fiscal year ended July 31, 2001. Short-term investments which mature within 60 days are valued at amortized cost, which approximates market value.

The senior loans in which the Fund invests are generally not listed on any exchange and the secondary market for those senior loans is comparatively illiquid relative to markets for other fixed income securities. Because of the comparatively illiquid markets, the value of a senior loan may differ significantly from the value that would have been used had there been an active market for that senior loan.


Investment Transactions
Investment transactions are recorded on a trade date basis.


Investment Income
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts. Facility fees on senior loans purchased are treated as market discounts. Market premiums and discounts are amortized over the expected life of each respective borrowing. Fees consists primarily of amendment fees. Amendment fees are earned as compensation for reviewing and accepting changes to the original credit agreement.


Income Taxes
The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income to its shareholders. Therefore, no federal income tax provision is required.


Dividends and Distributions to Shareholders
The Fund intends to declare and pay monthly distributions to Common Shareholders. Generally payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Notes to
      Financial Statements (continued)


Distributions to shareholders of net investment income, and net realized capital gains are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income and/or distributions in excess of net realized gains from investment transactions, where applicable. Permanent differences between financial and tax basis reporting for the fiscal year have been identified and appropriately reclassified. During the fiscal year ended July 31, 2001, permanent differences relating to expenses which are not deductible for tax purposes totaling $82,779 were reclassified from undistributed net investment income to capital.


Taxable Auctioned Preferred Shares
On May 30, 2000, the Fund issued 1,840 Series Th $25,000 stated value Taxable Auctioned Preferred Shares. The dividend rate paid on the Taxable Auctioned Preferred Shares may change every 28 days, as set by the auction agent.


Derivative Financial Instruments
The Fund may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investments during the fiscal year ended July 31, 2001.


Offering Costs
Costs incurred by the Fund in connection with its offering of Common and Taxable Auctioned Preferred Shares were recorded as a reduction of the proceeds from the sale of the shares.


Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.


Audit Guide
In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000. It is not anticipated that the adoption of the Guide will have a significant effect on the financial statements.


2. FUND SHARES
During the fiscal year ended July 31, 2001, 81,022 Common Shares were issued to shareholders due to reinvestment of distributions.


During the period October 29, 1999 (commencement of operations)through July 31, 2000, 29,600,000 Common Shares and 1,840 Taxable Auctioned Preferred Shares were sold and 17,563 Common Shares were issued to shareholders due to reinvestment of distributions.


3. DISTRIBUTIONS TO COMMON SHAREHOLDERS
The Fund declared a dividend distribution of $.0790 per Common Share from its net investment income which was paid on September 4, 2001, to shareholders of record on August 15, 2001.


The Fund also declared a dividend distribution of $.0750 per Common Share from its net investment income which will be paid on October 1, 2001, to shareholders of record on September 15, 2001.


4. INVESTMENT TRANSACTIONS
Purchases and sales of investments (excluding short-term investments) during the fiscal year ended July 31, 2001, aggregated $227,246,684 and $198,578,912, respectively.


At July 31, 2001, the identified cost of investments owned for federal income tax purposes was $433,067,293.

5. UNREALIZED APPRECIATION (DEPRECIATION)
At July 31, 2001, net unrealized depreciation of investments for federal income tax purposes aggregated $42,644,173 of which $3,151,636 related to appreciated investments and $45,795,809 related to depreciated investments.


6. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
Under the Fund's investment management agreement with the Adviser, the Fund pays an annual management fee, payable monthly, of .8500 of 1%, which is based upon the average daily managed assets of the Fund. "Managed assets" shall mean the average daily gross asset value of the Fund, minus the sum of the Fund's accrued and unpaid dividends on any outstanding Taxable Auctioned Preferred Shares and accrued liabilities (other than the principal amount of any borrowings incurred, commercial paper or notes issued by the Fund and the liquidation preference of any outstanding Taxable Auctioned Preferred Shares).

The Adviser has agreed to waive part of its management fees or reimburse certain expenses of the Fund in an amount equal to .45% of the average daily managed assets for the period October 29, 1999 (commencement of operations) through October 31, 2004, .35% of the average daily managed assets for the year ended October 31, 2005, .25% of the average daily managed assets for the year ended October 31, 2006, .15% of the average daily managed assets for the year ended October 31, 2007, .10% of the average daily managed assets for the year ended October 31, 2008, and .05% of the average daily managed assets for the year ended October 31, 2009. The Adviser has not agreed to reimburse the Fund for any portion of its fees and expenses beyond October 31, 2009.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Fund pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Fund from the Adviser.


7. COMPOSITION OF NET ASSETS
At July 31, 2001, net assets consisted of:

--------------------------------------------------------------------------------
Taxable Auctioned Preferred Shares, $25,000 stated
value per share, at liquidation value                              $ 46,000,000
Common Shares, $.01 par value per share                                 297,091
Paid-in surplus                                                     282,325,151
Balance of undistributed net investment income                        1,596,263
Accumulated net realized gain (loss) from investment transactions   (17,495,522)
Net unrealized appreciation (depreciation) of investments           (25,081,557)
--------------------------------------------------------------------------------
Net assets                                                         $287,641,426
================================================================================
Authorized shares:
   Common                                                             Unlimited
   Preferred                                                          Unlimited
================================================================================

8. COMMITMENTS
Pursuant to the terms of certain of the Variable Rate Senior Loan agreements, the Fund had unfunded loan commitments of $4.6 million as of July 31, 2001. The Fund generally will maintain with its custodian short-term investments and/or cash having an aggregate value at least equal to the amount of unfunded loan commitments.

9. SENIOR LOAN PARTICIPATION COMMITMENTS
The Fund invests primarily in assignments, participations, or acts as a party to the primary lending syndicate of a Variable Rate Senior Loan interest to corporations, partnerships, and other entities. If the Fund purchases a participation of a Senior Loan Interest, the Fund would typically enter into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Fund assumes the credit risk of the Borrower, Selling Participant or other persons interpositioned between the Fund and the Borrower. At July 31, 2001, the Fund held one participation commitment with Chase Manhattan Bank. At July 31, 2001, the par value of this commitment is $10 million while the market value is $9.4 million.

10. BORROWINGS
In accordance with its current investment policies, the Fund may utilize financial leverage for investment purposes in an amount currently anticipated to represent approximately 40% of the Fund's total assets, and in no event exceeding 50% of the Fund's total assets.

On May 23, 2000, the Fund entered into a $150 million commercial paper program with Nuveen Funding, L.L.C., a Delaware limited liability company whose sole purpose is the issuance of commercial paper. Nuveen Funding, L.L.C. has the authority to issue a maximum of $150 million of commercial paper, at a discount, with maturities of up to 180 days, the proceeds of which are used to make advances to the Fund. This line of credit is secured by the assets of the Fund. For the fiscal year ended July 31, 2001, the average daily balance of borrowings under the commercial paper program agreement was $97.5 million with an average interest rate of 5.85%.

The Fund has entered into a $155 million revolving credit agreement with Deutsche Bank AG which expires May 2002. Interest on borrowings is charged at a rate of either the Fed Funds rate plus .50%, LIBOR plus .50% or the Prime Rate. An unused commitment fee of .125% is charged on the unused portion of the facility. During the fiscal year ended July 31, 2001, there were no borrowings under the revolving credit agreement and, therefore, there was no outstanding revolving credit balance at July 31, 2001.

Cash paid for interest during the fiscal year ended July 31, 2001, was $5,970,159.

Financial
           Highlights
Selected data for a Common Share outstanding throughout each period:

                                         Investment Operations                               Less Distributions
                                  --------------------------------   ---------------------------------------------------------------
                                                                     Net           Net
                                               Net                   Investment    Investment     Capital       Capital
                                               Realized/             Income to     Income to      Gains to      Gains to
                       Beginning  Net          Unrealized            Common        Preferred      Common        Preferred
                       Net Asset  Investment   Investment            Share-        Share-         Share-        Share-
                       Value      Income       Gain (Loss)   Total   holders       holders+       holders       holders+     Total
====================================================================================================================================
Year Ended 7/31:
2001                   $9.47       $1.09       $(1.29)       $(.20)  $(1.03)       $(.09)         $(.02)        $--          $(1.14)
2000(a)                 9.55        .75          (.12)         .63     (.66)        (.02)           --           --            (.68)
====================================================================================================================================

                                                                                        Total Returns
                                                                                      -----------------
                                                                                                  Based
                                                Ending                                Based       on
                                                Net               Ending              on          Net
                             Offering           Asset             Market              Market      Asset
                             Costs              Value             Value               Value**     Value**
=========================================================================================================
Year Ended 7/31:
2001                         $--                $8.13            $9.9600              15.35%      (3.30)%
2000(a)                      (.03)               9.47             9.6250               3.21        6.20
=========================================================================================================

                                                             Ratios/Supplemental Data
                             -----------------------------------------------------------------------------------
                                                                          Before Waiver
                                                ----------------------------------------------------------------
                                                                  Ratio of Net                      Ratio of Net
                                                Ratio of          Investment          Ratio of      Investment
                                                Expenses          Income to           Expenses      Income to
                                                to Average        Average             to Average    Average
                             Ending             Net Assets        Net Assets          Total         Total
                             Net                Applicable        Applicable          Net Assets    Net Assets
                             Assets             to Common         to Common           Including     Including
                             (000)              Shares++          Shares++            Preferred++   Preferred++
===============================================================================================================
Year Ended 7/31:
2001                         $287,641           4.32%             11.74%              3.67%         9.98%
2000(a)                       326,479           3.81*              9.82*              3.67*         9.47*
===============================================================================================================


                                                        Ratios/Supplemental Data
                             ------------------------------------------------------------------------------
                                                         After Waiver***
                             ---------------------------------------------------------------------
                                                Ratio of Net                       Ratio of Net
                             Ratio of           Investment        Ratio of         Investment
                             Expenses           Income to         Expenses         Income to
                             to Average         Average           to Average       Average
                             Net Assets         Net Assets        Total            Total
                             Applicable         Applicable        Net Assets       Net Assets     Portfolio
                             to Common          to Common         Including        Including      Turnover
                             Shares++           Shares++          Preferred++      Preferred++    Rate
===========================================================================================================
Year Ended 7/31:
2001                         3.62%              12.44%            3.08%            10.57%         52%
2000(a)                      3.21*              10.42*            3.10*            10.04*         40
===========================================================================================================


*    Annualized.

** Total Investment Return on Market Value is the combination of reinvested dividend income, reinvested capital gain distributions, if any, and changes in stock price per share. Total Return on Net Asset Value is the combination of reinvested dividend income, reinvested capital gain distributions, if any, and changes in net asset value per share. Total returns are not annualized.

***  After expense waivers from the investment adviser.

+    The amounts shown are based on Common Share equivalents.

++   Ratios do not reflect the effect of dividend payments to Taxable Auctioned
     Preferred Shareholders; income ratios reflect income earned on assets attributable to Taxable Auctioned Preferred Shares. Each Ratio of Expenses to Average Net Assets and each Ratio of Net Investment Income to Average
     Net Assets includes the effect of the interest expense paid on bank borrowings of 2.19% and 2.04% based on Average Net Assets Applicable to Common Shares for the fiscal year ended July 31, 2001 and for the period
     October 29, 1999 (commencement of operations) through July 31, 2000, respectively, and 1.86% and 1.96% based on Average Total Net Assets
     Including Preferred for the fiscal year ended July 31, 2001 and for the period October 29, 1999 (commencement of operations) through July 31, 2000, respectively.

(a)  For the period October 29, 1999 (commencement of operations) through July
     31, 2000.

                                 See accompanying notes to financial statements.


Build Your Wealth
    Automatically

NUVEEN EXCHANGE-TRADED FUNDS DIVIDEND REINVESTMENT PLAN
Your Nuveen Exchange-Traded Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distrib utions that are reinvested.

It is important to note that an automatic reinvest-ment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT
To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBILITY
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Sidebar text: Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Fund
  Information


BOARD OF TRUSTEES
James E. Bacon
William E. Bennett
Jack B. Evans
William T. Kissick
Thomas E. Leafstrand
Timothy R. Schwertfeger
Sheila W. Wellington

FUND MANAGER
Nuveen Senior Loan Asset Management Inc.
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
Chase Bank of Texas
600 Travis Street
Houston, TX 77002

TRANSFER AGENT AND SHAREHOLDER SERVICES
The Chase Manhattan Bank
4 New York Plaza
New York, NY 10004-2413
(800) 257-8787

LEGAL COUNSEL
Chapman and Cutler
Chicago, IL

INDEPENDENT AUDITORS
KPMG LLP
Chicago, IL

Serving Investors
         for Generations

Photo of: John Nuveen, Sr.


For over a century, generations of Americans have relied on Nuveen Investments to help them grow and keep the money they've earned. Financial advisors, investors and their families have associated Nuveen Investments with quality, expertise and dependability since 1898. That is why financial advisors have entrusted the assets of more than 1.3 million investors to Nuveen.

With the know-how that comes from a century of experience, Nuveen continues to build upon its reputation for quality. Now, financial advisors and investors can count on Nuveen Investments to help them design customized solutions that meet the far-reaching financial goals unique to family wealth strategies - solutions that can translate into legacies.

To find out more about how Nuveen Investments' products and services can help you preserve your financial security, talk with your financial advisor, or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before you invest.


Invest well. Look ahead. LEAVE YOUR MARK.(SM)


NUVEEN Investments



Nuveen Investments o 333 West Wacker Drive
Chicago, IL 60606 o www.nuveen.com                                    FAN-2-7-01